SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 30, 2002

SAFEWAY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-00041	94-3019135

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road Pleasanton, California	94588-3229

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 467-3000

N/A
(Former name or former address, if changed since last report.)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Exhibit Index
Exhibit 99.1
Exhibit 99.2

ITEM 9.     REGULATION FD DISCLOSURE

                   (a)    On July 30, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 15, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:

Certification of Chief Executive Officer

                   Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Safeway Inc. (the “Company”) hereby certifies, to the best of such officer’s knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 15, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 20, 2002	/s/ Steven A. Burd

Steven A. Burd Chief Executive Officer

Certification of Chief Financial Officer

                   Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Safeway Inc. (the “Company”) hereby certifies, to the best of such officer’s knowledge, that:

(i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 15, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 20, 2002	/s/ Vasant M. Prabhu

Vasant M. Prabhu Chief Financial Officer

The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                   (b)     On August 19, 2002, each of the Principal Executive Officer, Steven A. Burd, and Principal Financial Officer, Vasant M. Prabhu, of the Registrant submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. Attached as Exhibits 99.1 and 99.2 are copies of each of these statements.

                   The original sworn statements were submitted on August 14, 2002 but made reference to the “Annual Report on Form 10-K for the fiscal year ended December 29, 2002 of Safeway Inc.” This was a typographical error and should read “fiscal year ended December 29, 2001.” The statements attached as Exhibits 99.1 and 99.2 have been corrected.

                   The foregoing information, including the exhibits, is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2002	SAFEWAY INC. (registrant)

By: /s/ Vasant M. Prabhu Name: Vasant M. Prabhu Its: Chief Financial Officer

Exhibit Index

Exhibit 99.1. Statement Under Oath of Principal Executive Officer dated August 16, 2002.

Exhibit 99.2. Statement Under Oath of Principal Financial Officer dated August 16, 2002.